General	6 Months Ended
Jun. 30, 2024
General [Abstract]
General

Note 1 - General

a.	Reporting entity

Nano Dimension Ltd. (the “Company” or the “Group”) is an Israeli resident company incorporated in Israel. The address of the Company’s registered office is 2 Ilan Ramon St., Ness Ziona, Israel. The consolidated financial statements of the Company as of June 30, 2024, comprise the Company and its subsidiaries in Israel, in the United States, in Switzerland, in Germany, in the United Kingdom, in the Netherlands and in Hong Kong (together referred to as the “Group”). The Company engages in advanced additive manufacturing (also known as “3D”) solutions. Since March 2016, the Company’s American Depositary Shares (“ADSs”) have been trading on the Nasdaq Capital Market (“Nasdaq”).

Since August 25, 2014, the Company has devoted substantially all of its financial resources to develop its products and has financed its operations primarily through the issuance of equity securities. The amount of the Company’s future net profits or losses will depend, in part, on the rate of its future expenditures, its ability to generate significant revenues from the sale of its products, and its ability to obtain funding through the issuance of securities, strategic collaborations or grants. In the fourth quarter of 2017, the Group began commercializing its products and its ability to generate significant revenues and achieve profitability depends on its ability to successfully complete the development of, and to continue to commercialize, its products, including consumables.